UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Copies to:

Mark J. Kelson, Esq. Greenberg Traurig, LLP 1840 Century Park East, Suite 1900 Los Angeles, California 90067 Phone: (310) 586-7700 Email: kelsonm@gtlaw.com	Clifford E. Neimeth, Esq. Greenberg Traurig, LLP MetLife Building 200 Park Avenue New York, New York 10166 Phone: (212) 801-9200 Email: neimethc@gtlaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 10, 2017, Century Communities, Inc., a Delaware corporation (“Century”), entered into an Agreement and Plan of Merger with Casa Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Century (“Merger Sub”), and UCP, Inc., a Delaware corporation (“UCP”), pursuant to which UCP will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation, along with the legacy businesses of UCP and its subsidiaries, will become direct and indirect wholly-owned subsidiaries of Century.

On April 11, 2017, Century is posting on its website an investor presentation related to the Merger. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K (including Exhibit 99.1) regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to satisfy the conditions to consummation of the Merger; timing to consummate the Merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected; disruption from the Merger making it more difficult to maintain relationships with customers, suppliers, or employees; the diversion of management time on issues related to the Merger; the future cash requirements of the combined company; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental laws and regulations.

These risks and uncertainties, as well as other or new risks and uncertainties that may emerge from time to time affecting the Merger or the combined company, are not intended to represent a complete list of all risks and uncertainties inherent in the Merger or the business of the combined company. There can be no assurance that the Merger will in fact be consummated in the manner described, or at all. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document. Unless legally required, Century undertakes no obligation, and expressly disclaims any such obligation, to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the offering and sale of shares of Century common stock in the Merger, Century will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Century common stock to be issued in the Merger and a preliminary and definitive proxy statement for the stockholders of UCP (the “Proxy Statement”), which UCP will mail to its stockholders. The Registration Statement and the definitive Proxy Statement will contain important information about the Merger and related matters. Investors and stockholders are urged to carefully read the Registration Statement, the Proxy Statement and any other relevant documents filed with the SEC, and any amendments or supplements to those documents, when they become available, because they will contain important information about Century, UCP, and the proposed Merger. Investors and stockholders will be able to obtain copies of the Registration Statement, the Proxy Statement and other documents filed with the SEC by Century and UCP (when they become available) free of charge at the SEC’s website, www.sec.gov. In addition, copies (when they become available) will be available free of charge by accessing Century’s website at www.centurycommunities.com, then clicking on the “Investors” link, then clicking on “Financial Information” and then clicking on the “SEC Filings” link.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Investor Presentation, dated April 11, 2017

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
	Name:	David Messenger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, dated April 11, 2017